                                                                   EXHIBIT 99.1

                                ESCROW AGREEMENT

         ESCROW AGREEMENT (this "AGREEMENT"), dated as of December 4, 2000, by and among Alpha Venture Capital, Inc., a corporation organized and existing under the laws of the Cook Islands (the "INVESTOR"), HomeSeekers.com, Incorporated, a corporation organized and existing under the laws of the State of Nevada (the "COMPANY") and Dundee Securities Corporation, as escrow agent (the "ESCROW AGENT").

                              W I T N E S S E T H:
                              -- - - - - - - - - -

         WHEREAS, pursuant to an Equity Line of Credit Agreement dated as of December 1, 2000 between the Company and the Investor (the "CREDIT AGREEMENT"), the Company and the Investor desire to have shares of common stock of the Company (the "COMMON STOCK") delivered to the Escrow Agent to hold, along with immediately available funds for the purchase of the Securities (the "ESCROW FUNDS"), and the Escrow Agent has agreed to receive, hold and redeliver the Escrow Funds, all upon the terms and subject to the conditions hereinafter set forth. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided in the Credit Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. On the sixth (6th) Trading Day following any Put Date, the Company shall deliver to the Escrow Agent a certificate for such number of shares of Common Stock and the Warrants to be purchased pursuant to the applicable Put Purchase Notice and the Investor shall deliver to the Escrow Agent the Purchase Price for such Put in immediately available funds.

         2. The Escrow Agent shall promptly notify the Company of receipt of the Purchase Price for the Put Shares and the Warrants for the applicable Put, and notify the Investor (or such agent as the Investor may designate in writing) of receipt of the certificate for such Put Shares and the Warrants. On the Put Closing Date (the seventh day following the Put Date), (a) the delivery of the Purchase Price by the Investor and the certificate for such Put Shares and the Warrants by the Company shall be deemed to constitute compliance with the conditions precedent to the purchase and sale of the Put pursuant to the Credit Agreement, unless otherwise notified in writing by the Investor and the Company and (b) upon the joint written directions of the Company and the Investor, the Escrow Agent shall release the relevant Escrow Funds to or upon the order of the Company, and shall release the relevant Common Stock to the Investor. If the Company and the Investor jointly notify the Escrow Agent that on the relevant Put Closing Date that any conditions precedent to the obligations of the Company or the Investor, as the case may be, under the Credit Agreement to be effected that date were not satisfied or waived, then the Escrow Agent shall return the relevant Escrow Funds to the Investor. Prior to return of any Escrow Funds to the Investor, the Investor shall furnish such tax reporting or other information as shall be appropriate for the Escrow Agent to comply with applicable United States laws. The Escrow Agent shall deposit all funds received hereunder in the Escrow Agent's account.

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         3. (a) The certificates for any Put Shares delivered to the Escrow
Agent pursuant hereto shall be deposited for safekeeping with the Escrow Agent (the "ESCROW ACCOUNT"). During the Escrow Period (hereinafter defined), none of such Put Shares deposited in the Escrow Account shall become the property of the Investor or any other entity or be subject to the debts of the Investor or any other entity except as expressly provided herein, and the Escrow Agent shall neither make nor permit any disbursements or deliveries from the Escrow Account except as expressly provided herein.

         (b) The Escrow Period shall begin on the Effective Date of the Credit Agreement and shall continue until it expires pursuant to the Credit Agreement. Notwithstanding the foregoing, if any Put Shares remain in the Escrow Account, all such Put Shares then remaining in the Escrow Account shall be forwarded to the Company's transfer agent for the Common Stock within five (5) business days thereafter upon written request given to the Escrow Agent by the Company.

         4. The Company shall deliver to the Escrow Agent appropriate written notice of any extension or amendment to the Agreement.

         5. The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Investor and the Escrow Agent.

         6. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

         7. The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         8. The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Credit Agreement or any documents or papers deposited or called for hereunder.


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         9. The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefore.

         10. The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by written notice to the Company and the Investor. In the event of any such resignation, the Investor and the Company shall appoint a mutually agreeable successor Escrow Agent.

         11. If the Escrow Agent reasonably requires other or further instruments in connection with this Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

         12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Escrow Funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Escrow Funds until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Escrow Funds and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the City of New York and State of New York in accordance with the applicable procedure therefore.

         13. The Company and the Investor agree jointly and severally to indemnify and hold harmless the Escrow Agent and its officers, directors, employees and agents from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder other than any such claim, liability, cost or expense to the extent the same shall (a) have been tax obligations in connection with Escrow Agent's fee hereunder, or (b) have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Escrow Agent. It is understood and agreed that this indemnification shall survive the termination or discharge of this agreement or the resignation of the Escrow Agent.

         14. Any notice to the Investor or the Company required or permitted hereunder shall be given in the manner provided in the Section headed "Notices" in the Credit Agreement, the terms of which are incorporated herein by reference. Any notice to the Escrow Agent shall be


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addressed to Dundee Securities Corporation, Suite 3424 Four Bentall Centre, 1055
Dunsmuir Street, P.O. Box 49207, Vancouver, BC V7X lK8, Attn: Chris Dabbs, Fax
No.: (604) 642-0388, Tel No.: (604) 647-2858.

         15. By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement and the Escrow Agent does not become a party to the Credit Agreement. The Company and the Investor have become parties hereto by their execution and delivery of the Credit Agreement, as provided therein.

         16. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns and shall be governed by the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of these instructions signed by the Escrow Agent shall be legal and binding on all parties hereto.

         17. The rights and obligations of any party hereto are not assignable without the written consent of the other parties hereto. This Agreement constitutes the entire agreement amongst the parties with respect to the subject matter hereof.


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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                                          HOMESEEKERS.COM, INCORPORATED



                                          BY: /s/
                                              ---------------------------------
                                              Name:
                                              Title:


                                          ALPHA VENTURE CAPITAL, INC.


                                          By: /s/
                                              ---------------------------------
                                              Name:
                                              Title:


                                          DUNDEE SECURITIES CORPORATION


                                          By: /s/
                                              ---------------------------------
                                              Name:
                                              Title:


                                      -5-